FIRST MERCHANTS CORPORATION THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Second Quarter 2016 Earnings Highlights July 26, 2016 NASDAQ: FRME Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer Chief Operating Officer ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 2 The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. ® Forward-Looking Statement

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 3 2nd Quarter 2016 Highlights  $20.0 Million of Net Income, an 11.3% increase over 2Q2015  Earnings Per Share of $ .49, a 4.3% increase over 2Q2015  Delivered a strong 3.86% Net Interest Margin  Total Assets of $6.9 Billion grew by 12.5% over 2Q2015  1.17% Return on Average Assets  Efficiency Ratio of 57.33%  Completed conversion to an Indiana State Chartered Bank on April 15, 2016 ® “Record Level Performance Metrics”

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer ®

5 Total Assets ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 2014 2015 Q1-’16 Q2-’16 1. Investments $1,181 $1,277 $1,271 $1,298 2. Loans Held for Sale 7 10 4 19 3. Loans 3,925 4,694 4,710 4,791 4. Allowance (64) (62) (62) (62) 5. CD&I & Goodwill 219 260 262 261 6. BOLI 169 201 201 201 7. Other 387 381 413 398 8. Total Assets $5,824 $6,761 $6,799 $6,906 9. Percent Growth Annualized 16.1% 4.3%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Commercial & Industrial 22.6% Commercial Real Estate Owner-Occupied 11.3% Commercial Real Estate Non-Owner Occupied 24.5% Construction Land & Land Development 7.3% Agricultural Land 3.1% Agricultural Production 2.0% Other Commercial 3.7% Residential Mortgage 16.2% Home Equity 7.8% Other Consumer 1.5% QTD Yield = 4.59% YTD Yield = 4.54% Total Loans = $4.8 Billion Loan and Yield Detail (as of 6/30/2016) 6

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Mortgage- Backed Securities 32% Collateralized Mortgage Obligations 23% U. S. Agencies 2% Corporate Obligations 1% Tax-Exempt Municipals 42% Investment Portfolio (as of 6/30/2016)  $1.3 Billion  Modified duration of 4.0 years  Tax equivalent yield of 3.77%  Net unrealized gain of $62.9 Million 7

2014 2015 Q1-’16 Q2-’16 1. Customer Non-Maturity Deposits $3,523 $4,096 $4,140 $4,269 2. Customer Time Deposits 784 880 841 820 3. Brokered Deposits 334 314 330 319 4. Borrowings 290 446 420 435 5. Other Liabilities 44 51 79 53 6. Hybrid Capital 122 123 122 122 7. Common Equity 727 851 867 888 8. Total Liabilities and Capital $5,824 $6,761 $6,799 $6,906 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 8

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Demand Deposits 49% Savings Deposits 29% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits <$100,000 10% Brokered Deposits 6% Deposit Detail (as of 06/30/2016) QTD Cost = .39% YTD Cost = .40% Total = $5.4 Billion 9

11.00% 11.16% 11.40% 11.37% 11.22% 11.31% 11.49% 11.42% 11.39% 8.74% 9.05% 9.16% 9.31% 9.03% 9.25% 9.17% 9.35% 9.52% 15.11% 15.21% 15.34% 15.12% 14.92% 14.85% 14.94% 14.79% 14.67% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 10 Capital Ratios (Target) (Target) (Target) ®

11 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Net Interest Income - FTE $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 Fair Value Accretion $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 Tax Equivalent Yield on Earning Assets 4.33% 4.41% 4.26% 4.24% 4.26% 4.30% 4.20% 4.28% 4.30% Cost of Supporting Liabilities 0.44% 0.43% 0.46% 0.46% 0.45% 0.45% 0.45% 0.45% 0.44% Net Interest Margin 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.71% 3.71% 3.69% 3.61% 3.65% 3.71% 3.62% 3.66% 3.65% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 4.10% $32 $36 $40 $44 $48 $52 $56 $60 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion

($ in Millions) 2014 2015 Q1-’16 Q2-’16 1. Service Charges on Deposit Accounts $15.7 $16.2 $ 4.1 $ 4.4 2. Wealth Management Fees 11.7 11.3 3.1 3.0 3. Insurance Commission Income 7.4 4.1 4. Card Payment Fees 11.8 13.4 3.8 3.8 5. Cash Surrender Value of Life Ins 3.7 2.9 1.5 1.3 6. Gains on Sales Mortgage Loans 4.9 6.5 1.5 1.7 7. Securities Gains/Losses 3.6 2.7 1.0 0.7 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.0 3.1 0.8 1.5 11. Total $61.8 $69.8 $15.8 $16.4 12 Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® – – – – – – – –

13 Non-Interest Expense 2014 2015 Q1-’16 Q2-’16 1. Salary & Benefits $ 96.5 $101.9 $ 27.3 $ 25.6 2. Premises & Equipment 23.2 25.5 7.3 7.3 3. Core Deposit Intangible Amortization 2.4 2.8 1.0 1.0 4. Professional & Other Outside Services 8.1 9.9 2.2 1.5 5. OREO/Credit-Related Expense 3.4 3.9 0.7 0.9 6. FDIC Expense 3.7 3.7 1.0 1.0 7. Outside Data Processing 7.3 7.1 2.1 2.0 8. Marketing 3.5 3.5 0.7 0.9 9. Other 15.8 16.5 4.1 4.7 10. Non-Interest Expense $163.9 $174.8 $ 46.4 $44.9 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

14 2014 2015 Q1-’16 Q2-’16 1. Net Interest Income $ 187.0 $ 196.4 $ 54.5 $ 56.0 2. Provision for Loan Losses (2.6) (0.4) (0.6) (0.8) 3. Net Interest Income after Provision 184.4 196.0 53.9 55.2 4. Non-Interest Income 61.8 69.8 15.8 16.4 5. Non-Interest Expense (163.9) (174.8) (46.4) (44.9) 6. Income before Income Taxes 82.3 91.0 23.3 26.7 7. Income Tax Expense (22.1) (25.6) (5.6) (6.7) 8. Net Income Avail. for Distribution $ 60.2 $ 65.4 $ 17.7 $ 20.0 9. EPS $ 1.65 $ 1.72 $ 0.43 $ 0.49 10. Efficiency Ratio 62.44% 61.19% 61.78% 57.33% Earnings ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

15 2015 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .47 $ .45 $ .37 $ 1.72 2. Dividends $ .08 $ .11 $ .11 $ .11 $ .41 3. Tangible Book Value $13.96 $14.15 $14.59 $ 14.68 2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 – – $ .92 2. Dividends $ .11 $ .14 – – $ .25 2. Tangible Book Value $15.02 $15.53 – – Per Share Results THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.53 THE STRENGTH OF BIG. THE SERVICE OF SMALL. Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 .08 www.firstmerchants.com ® .01 .03 .05 .11 .14 2.25% Forward Dividend Yield 29% Dividend Payout Ratio = Quarterly Dividends Tangible Book Value 16

John J. Martin Executive Vice President and Chief Credit Officer ®

18 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2014 2015 Q1-'16 Q2-'16 $ %186.1 186.1 1. Commercial & Industrial 897$ 1,057$ 1,061$ 1,085$ 24$ 2.3% 2. Construction, Land and Land Development 207 367 392 353 (39) (9.9%) 3. CRE Non-Owner Occupied 976 1,090 1,106 1,179 73 6.6% 4. CRE Owner Occupied 535 554 544 543 (1) (0.2%) 5. Agricultural Production 105 98 92 95 3 3.3% 6. Agricultural Land 162 158 155 148 (7) (4.5%) 7. Residential Mortgage 647 786 770 759 (11) (1.4%) 8. Home Equity 287 349 354 374 20 5.6% 9. Other Commercial 36 160 162 180 18 11.1% 10. Other Consumer 73 75 74 75 1 1.4% 11. Total Loans 3,925$ 4,694$ 4,710$ 4,791$ 81$ 1.7% Linked Quarter Change

19 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2014 2015 Q1-'16 Q2-'16 $ % 1. Non-Accrual Loans 48.8$ 31.4$ 36.7$ 33.6$ (3.1)$ (8.4%) 2. Other Real Estate 19.3 17.3 15.6 13.2 (2.4) (15.4%) 3. Renegotiated Loans 2.0 1.9 1.0 4.3 3.3 330.0% 4. 90+ Days Delinquent Loans 4.6 0.9 1.0 0.4 (0.6) (60.0%) 5. Total NPAs & 90+ Days Delinquent 74.7$ 51.5$ 54.3$ 51.5$ (2.8)$ (5.2%) 6. NPAs & 90+ Days/Loans & ORE 1.9% 1.1% 1.2% 1.1% 7. Classified Assets 191.8$ 171.8$ 170.9$ 173.2$ 2.3$ 1.3% 8. Criticized Assets (includes Classified) 253.6$ 275.0$ 305.8$ 297.6$ (8.2)$ (2.7%) Change Linked Quarter

20 Non-Performing Asset Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) Q3-'15 Q4-'15 Q1-'16 Q2-'16 1. Beginning Balance NPAs & 90+ Days Delinquent 58.5$ 53.2$ 51.5$ 54.3$ Non-Accrual 2. Add: New Non-Accruals 3.9 3.9 10.7 3.6 3. Less: To Accrual/Payoff/Renegotiated (6.8) (2.4) (2.7) (4.5) 4. Less: To OREO (0.1) (0.8) (0.1) (0.2) 5. Less: Charge-offs (2.1) (1.9) (2.6) (2.0) 6. Increase / (Decrease): Non-Accrual Loans (5.1) (1.2) 5.3 (3.1) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 6.5 0.1 0.2 8. Less: ORE Sold (3.4) (3.6) (1.5) (2.1) 9. Less: ORE Losses (write-downs) (1.1) (0.5) (0.3) (0.5) 10. Increase / (Decrease): ORE (4.4) 2.4 (1.7) (2.4) 11. Increase / (Decrease): 90+ Days Delinquent 1.3 (1.0) 0.1 (0.6) 12. Increase / (Decrease): Renegotiated Loans 2.9 (1.9) (0.9) 3.3 13. Total NPAs & 90+ Days Delinquent Change (5.3) (1.7) 2.8 (2.8) 14. Ending Balance NPAs & 90+ Days Delinquent 53.2$ 51.5$ 54.3$ 51.5$

21 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 36.5% 15.5% 48.0% ($ in Millions) Q2-'15 Q3-'15 Q4-'15 Q1-'16 Q2-'16 1. Allowance for Loan Losses (ALLL) 62.6$ 62.9$ 62.5$ 62.1$ 62.2$ 2. Fair Value Adjustment (FVA) 40.7 37.9 47.0 47.1 42.3 3. Total ALLL plus FVA 103.3$ 100.8$ 109.5$ 109.2$ 104.5$ 4. Specific Reserves 3.1$ 2.0$ 1.8$ 1.4$ 2.1$ 5. Purchased Loans plus FVA 727.8 674.5 965.4 917.6 863.4 6. ALLL/Non-Accrual Loans 165.9% 192.8% 199.0% 169.1% 185.3% 7. ALLL/Non-purchased Loans 1.76% 1.70% 1.65% 1.62% 1.56% 8. ALLL/Loans 1.47% 1.45% 1.33% 1.32% 1.29% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.41% 2.31% 2.31% 2.29% 2.15% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

22 Asset Quality & Portfolio Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®  Loan growth of $81 million led by Commercial Real Estate and C & I. Continued growth in construction commitments.  Criticized and Classified Assets improving but elevated as a result of purchased portfolios and prior year agricultural results.  Provision in line with charge-offs resulting in a 1.56% ALLL to non-purchased loans and 2.15% with fair value adjustments.  Minimal amount (<$20 million) of direct exposure to energy (coal). Other related energy exposure is associated with commodity price fluctuations and the effect on agricultural portfolio.

Michael C. Rechin President and Chief Executive Officer ®

24 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Looking Forward . . . ®  Continue to Win in our Markets – Geographic Community-Based Banking Model  Increase Focus on Treasury Management Services for Deposit and Fee Generation  Build or Acquire Specialty Finance Businesses and Lending Verticals  Mergers and Acquisitions as a Core Competency  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Persistent Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Capital Optimization

25 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Appendix ®

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16
Total Risk-Based Capital Ratio										
Total Stockholders' Equity (GAAP)	652,111	670,596	684,553	726,827	739,658	749,955	766,984	850,509	867,263	887,550
Adjust for Accumulated Other Comprehensive (Income) Loss*	1,016	(4,210)	(4,150)	1,630	1,915	6,490	3,614	1,362	(2,066)	(7,035)
Less: Preferred Stock					(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	55,000	55,000	56,827	56,827	51,827	55,776	55,236	55,296
Less: Tier 1 Capital Deductions					(4,381)	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)
Less: Disallowed Goodwill and Intangible Assets	(202,175)	(201,583)	(200,992)	(218,755)	(205,818)	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)
Less: Disallowed Servicing Assets	(177)	(171)	(166)	(167)						
Less: Disallowed Deferred Tax Assets	(4,677)	(1,357)			(1,786)	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)
Total Tier 1 Capital (Regulatory)	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	51,556	52,809	53,803	55,972	58,688	60,865	62,012	62,453	62,086	62,186
Total Risk-Based Capital (Regulatory)	$ 617,654	$ 636,084	$ 653,048	$ 685,507	$ 709,978	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369
Net Risk-Weighted Assets (Regulatory)	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557
Total Risk-Based Capital Ratio (Regulatory)	**15.04%**	**15.11%**	**15.21%**	**15.34%**	**15.12%**	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**
Common Equity Tier 1 Capital Ratio										
Total Tier 1 Capital (Regulatory)	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183
Less: Qualified Capital Securities	(55,000)	(55,000)	(55,000)	(55,000)	(56,827)	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)
Add: Additional Tier 1 Capital Deductions					4,381	2,371	3,418	2,516	1,999	1,828
Less: Preferred Stock	(125)	(125)	(125)	(125)						
Common Equity Tier 1 Capital (Regulatory)	$ 445,973	$ 463,150	$ 479,120	$ 509,410	$ 533,844	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715
Net Risk-Weighted Assets (Regulatory)	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557
Common Equity Tier 1 Capital Ratio (Regulatory)	**10.86%**	**11.00%**	**11.16%**	**11.40%**	**11.37%**	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**

*Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16
Total Stockholders' Equity (GAAP)	$ 670,596	$ 684,553	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets, net of tax	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)	(214,115)	(253,486)	(255,046)	(254,368)
Tangible Common Equity (non-GAAP)	$ 473,690	$ 488,113	$ 514,033	$ 527,349	$ 535,253	$ 552,744	$ 596,898	$ 612,092	$ 633,057
Total Assets (GAAP)	$ 5,615,120	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418
Less: Intangibles, net of tax	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)	(214,115)	(253,486)	(255,046)	(254,368)
Tangible Assets (non-GAAP)	$ 5,418,339	$ 5,395,068	$ 5,611,458	$ 5,665,337	$ 5,925,731	$ 5,975,682	$ 6,507,517	$ 6,543,493	$ 6,652,050
Tangible Common Equity Ratio (non-GAAP)	**8.74%**	**9.05%**	**9.16%**	**9.31%**	**9.03%**	**9.25%**	**9.17%**	**9.35%**	**9.52%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16
Total Stockholders' Equity (GAAP)	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets, net of tax	(212,184)	(214,577)	(214,115)	(253,486)	(255,046)	(254,368)
Tangible Common Equity (non-GAAP)	$ 527,349	$ 535,253	$ 552,744	$ 596,898	$ 612,092	$ 633,057
Shares Outstanding	37,781,488	37,824,649	37,873,921	40,664,258	40,749,340	40,772,896
Tangible Common Equity per Share (non-GAAP)	**$ 13.96**	**$ 14.15**	**$ 14.59**	**$ 14.68**	**$ 15.02**	**$ 15.53**

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Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2014	2015	1Q16	2Q16
Non Interest Expense (GAAP)	$ 164,008	$ 174,806	$ 46,475	$ 44,835
Less: Core Deposit Intangible Amortization	(2,445)	(2,835)	(978)	(977)
Less: OREO and Foreclosure Expenses	(3,462)	(3,956)	(751)	(915)
Adjusted Non Interest Expense (non-GAAP)	158,101	168,015	44,746	42,943
Net Interest Income (GAAP)	187,037	196,404	54,455	55,962
Plus: Fully Taxable Equivalent Adjustment	7,921	10,975	3,136	3,256
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	194,958	207,379	57,591	59,218
Non Interest Income (GAAP)	61,816	69,868	15,837	16,385
Less: Investment Securities Gains (Losses)	(3,581)	(2,670)	(997)	(706)
Adjusted Non Interest Income (non-GAAP)	58,235	67,198	14,840	15,679
Adjusted Revenue (non-GAAP)	253,193	274,577	72,431	74,897
Efficiency Ratio (non-GAAP)	**62.44%**	**61.19%**	**61.78%**	**57.33%**

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	2Q15	3Q15	4Q15	1Q16	2Q16
Loans Held for Sale (GAAP)	$ 8,295	$ 1,943	$ 9,894	$ 3,628	$ 18,854
Loans (GAAP)	4,238,205	4,321,715	4,693,822	4,709,907	4,791,429
Total Loans	4,246,500	4,323,658	4,703,716	4,713,535	4,810,283
Less: Purchased Loans	(687,096)	(636,581)	(917,589)	(870,507)	(821,158)
Non-Purchased Loans (non-GAAP)	$ 3,559,404	$ 3,687,077	$ 3,786,127	$ 3,843,028	$ 3,989,125
Allowance for Loan Losses (GAAP)	$ 62,550	$ 62,861	$ 62,453	$ 62,086	$ 62,186
Fair Value Adjustment (FVA) (GAAP)	40,710	37,922	47,057	47,104	42,291
Allowance plus FVA (non-GAAP)	$ 103,260	$ 100,783	$ 109,510	$ 109,190	$ 104,477
Total Loans	$ 4,246,500	$ 4,323,658	$ 4,703,716	$ 4,713,535	$ 4,810,283
Fair Value Adjustment (FVA) (GAAP)	40,710	37,922	47,057	47,104	42,291
Total Loans plus FVA (non-GAAP)	$ 4,287,210	$ 4,361,580	$ 4,750,773	$ 4,760,639	$ 4,852,574
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.76%**	**1.70%**	**1.65%**	**1.62%**	**1.56%**
Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP)	**2.41%**	**2.31%**	**2.31%**	**2.29%**	**2.15%**

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